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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):   November 30, 2001
                                                        --------------------


                                  KEANE, INC.
        --------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)

                001-7516                              04-2437166
        -----------------------                      -----------------
       (Commission File Number)                     (IRS Employer
                                                    Identification No.)

       Ten City Square, Boston, Massachusetts             02129
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       (Address of Principal Executive Offices)          (Zip Code)

                                (617) 241-9200
       ---------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
       ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

  On November 30, 2001 (the "Effective Date"), Keane, Inc., a Massachusetts corporation ("Keane"), completed its acquisition of Metro Information Services, Inc., a Virginia corporation ("Metro"). The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of August 20, 2001 (the "Merger Agreement"), by and among Keane, Veritas Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Keane ("Veritas"), and Metro.

  Upon consummation of the transactions contemplated by the Merger Agreement, Veritas was merged with and into Metro (the "Merger"), whereby Metro became a wholly owned subsidiary of Keane. Under the terms of the Merger Agreement each outstanding share of Metro common stock, $0.01 par value per share (the "Metro Common Stock"), as of the Effective Date, was converted into the right to receive 0.48 of a share of Keane common stock, $0.10 par value per share (the "Keane Common Stock"). In connection with the Merger, Keane reserved for issuance an aggregate of approximately 7,406,335 shares of Keane Common Stock. Additionally, the outstanding options of Metro as of the Effective Date were converted into options to purchase an aggregate of approximately 573,117 shares of Keane Common Stock.

  Based upon the capitalization of Keane as of the Effective Date, the 7,406,335 shares of Keane Common Stock reserved for issuance to Metro shareholders represent approximately 9.8% of the outstanding shares of Keane Common Stock as of the Effective Date. On November 30, 2001, the last reported sale price per
share of Metro Common Stock on The Nasdaq National Market was $7.98.   On
November 30, 2001, the last reported sale price per share of Keane Common Stock on the American Stock Exchange was $16.75.

  Keane's board of directors elected John H. Fain, a former member of Metro's board of directors, to Keane's board of directors effective upon completion of the Merger.

  In connection with the Merger, Metro entered into Executive Retention Agreements with the following former key officers of Metro: John H. Fain, Andrew J. Downing, Kathleen A. Neff, Robert J. Eveleigh and Bradley B. Breseman. Also in connection with the Merger, Keane entered into a Shareholder's Agreement with John H. Fain whereby Mr. Fain agreed not to transfer, or permit any of his affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) to transfer during any 90-day period shares of Keane Common Stock aggregating more than 1% of the then outstanding shares of Keane Common Stock.

  The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Keane used authorized but previously unissued shares of Keane Common Stock and shares of Keane Common Stock held in treasury as consideration in the Merger, which Keane expects to treat as a purchase for accounting purposes.

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  Prior to the Merger, Metro provided a wide range of information technology consulting and custom software development services and solutions. Keane intends to continue Metro's business substantially in the manner conducted by Metro prior to the Merger.

  The Merger Agreement was approved by the board of directors and shareholders of Metro and the board of directors of Keane. The terms of the Merger Agreement, including the amount of consideration paid by Keane, were determined pursuant to arm's-length negotiations. Prior to the closing of the Merger, to Keane's knowledge none of Keane, its affiliates, officers or directors, or any associate of any such officer or director, had any material relationship with Metro.

  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference from the Keane Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2001. Keane's press release dated November 30, 2001, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

       (a) Financial Statements of Businesses Acquired.
           -------------------------------------------

           As of the date of filing of this Current Report on Form 8-K, it is impracticable for Keane to provide the financial information required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than February 15, 2002.

       (b) Pro Forma Financial Information.
           -------------------------------

           As of the date of filing of this Current Report on Form 8-K, it is impracticable for Keane to provide the financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than February 15, 2002.

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       (c) Exhibits.
           --------

            2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc., incorporated by reference from
                 Exhibit 2.1 to Keane's Form 8-K filed with the Securities and Exchange Commission on August 21, 2001. (1)

           99.1  Press Release for Consummation of the Merger.

______________________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2001      REGISTRANT

                              KEANE, INC.

                              By: /s/ John J. Leahy
                                 --------------------------------------------
                                  John J. Leahy
                                  Senior Vice President -- Finance and
                                  Administration and Chief Financial Officer

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                                 EXHBIT INDEX

Exhibit Number      Description
--------------      -----------

 2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc., incorporated by reference from
                    Exhibit 2.1 to Keane's Form 8-K filed with the Securities and Exchange Commission on August 21, 2001. (1)

99.1                Press Release for Consummation of the Merger.

______________________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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